Credit Facilities and Long-term Debt	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
Credit Facilities and Short-term Debt	Credit Facilities and Long-term Debt
In the normal course of its operations, the Company enters into agreements with financial institutions to obtain financing through secured and unsecured credit facilities. As at December 31, 2023, the total capital under such facilities available to the Company was approximately $2.3 billion, with the significant facilities as follows:
Credit Facilities
(i)On December 1, 2021, Aspen Holdings and certain of its direct or indirect subsidiaries (collectively, the “Borrowers”) entered into a Third Amended and Restated Credit Agreement, as further amended from time to time (the “Credit Agreement”) with various lenders and Barclays Bank plc, as administrative agent, which amends and restates the Amended and Restated Credit Agreement, dated as of June 12, 2013 and the Second Amended and Restated Credit Agreement, dated as of March 27, 2017, among Aspen Holdings, certain subsidiaries thereof, various lenders and Barclays Bank plc, as administrative agent. The Credit Agreement will be used by the Borrowers to finance the working capital needs of the Aspen Holdings and its subsidiaries, for letters of credit in connection with the insurance and reinsurance businesses of the Company and its subsidiaries and borrowings for other general corporate purposes. Initial availability under the Credit Agreement is $300,000,000 and the Company has the right to request (subject to the terms and conditions of the Credit Agreement) an increase to the credit facility by up to $100,000,000. The Credit Agreement will expire on December 1, 2026.
As at December 31, 2023, there were no borrowings outstanding under the Credit Agreement. The fees and interest rates on the loans and the fees on the letters of credit payable by the Borrowers under the Credit Agreement are based upon the credit ratings for the Company’s long-term unsecured senior, non-credit enhanced debt rating of the Company, as determined by S&P and Moody’s. In addition, the fees for a letter of credit vary based upon whether the applicable Borrower has provided collateral (in the form of cash or qualifying debt securities) to secure its reimbursement obligations with respect to such letter of credit.
Under the Credit Agreement, the Company must not permit (a) consolidated tangible net worth as at the last day of each fiscal quarter of the Company to be less than the sum of (i) $2,019,600,000, (ii) 25% of consolidated net income during the period from January 1, 2021 to and including such last day of such fiscal quarter (if positive) and (iii) 25% of the aggregate net cash proceeds of all issuances by the Company of shares of its capital stock during the period from January 1, 2021 to and including such last day of such fiscal quarter, but excluding (x) any amount included in the Company’s accumulated other comprehensive income or loss related to unrealized gains or losses on available for sale securities and (y) during the period from January 1, 2022, any amount included in net unrealized investment gains or losses, related to unrealized gains or losses on trading securities, (b) the ratio of its total consolidated debt to the sum of such debt plus our consolidated tangible net worth to exceed 35% as at the last day of any fiscal quarter of the Company or (c) any material insurance subsidiary to have a financial strength rating of less than “B++” from A.M. Best. The Credit Agreement contains other customary affirmative and negative covenants, including (subject to various exceptions) restrictions on the ability of the Company and its subsidiaries to incur indebtedness, create or permit liens on their assets, engage in mergers or consolidations, dispose of assets, pay dividends or other distributions, purchase or redeem the Company’s equity securities, make investments and enter into transactions with affiliates. In addition, the Credit Agreement has customary events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, change of control and cross-default to other debt agreements.
Other Credit Facilities.
(ii)On February 7, 2019, Aspen European and Aspen Holdings (acting as guarantor of Aspen European) entered into a letter of credit facility for the purpose of obtaining a letter of credit in favor of Aspen UK for a sum not to exceed $100 million to provide approved regulatory capital for Aspen UK. A letter of credit was issued in favor of Aspen UK for a sum of $100 million. This facility was amended and restated with respect to February 7, 2023, pursuant to which the $100 million letter of credit was extended to February 11, 2027.
(iii)On October 24, 2023, AUL and Aspen Holdings (acting as guarantor of AUL), effected an amendment to a letter of credit facility agreement for the account of AUL, pursuant to which a syndicate of lenders issued a several letter of credit in an aggregate amount of $335,000,000, for the benefit of Lloyd’s, to support AUL’s Funds at Lloyd’s requirements in connection with the 2024 year of account at Lloyd’s. This further amended the letter of credit facility agreement, dated November 3, 2020, entered into between AUL, Aspen
Holdings (acting as guarantor of AUL) and various lenders, for the account of AUL, pursuant to which a lender provided a maximum aggregate amount of $235,000,000, to support AUL’s Funds at Lloyd’s requirements in connection with the 2021 year of account at Lloyd’s, as amended on May 7, 2021, November 1, 2021, May 6, 2022 and October 27, 2022, in connection with the 2021, 2022 and 2023 underwriting years of account at Lloyd’s, as applicable.
(iv)On November 29, 2023, AUL and Aspen Holdings (acting as guarantor of AUL) amended a Funds at Lloyd’s Facility Agreement dated November 25, 2020, as amended on December 2, 2021 and as further amended on December 1, 2022, for the account of AUL. This facility provides that a maximum aggregate amount of up to $80.0 million of acceptable securities may be deposited with, and for the benefit of, Lloyd’s on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2024 year of account at Lloyd’s.
(v)On November 30, 2023, AUL and Aspen Bermuda (acting as AUL’s guarantor) amended and restated a Funds a Lloyd’s Facility Agreement originally dated November 30, 2020, as amended on November 30, 2021 and as amended and restated on December 2, 2022, for the account of AUL. This facility provides that a maximum aggregate amount of up to $150 million of acceptable securities may be deposited with, and for the benefit of, Lloyd’s on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2024 year of account at Lloyd’s.
(vi)On April 1, 2021, the Company’s subsidiaries, AAIC and Aspen Specialty, each established a secured line of credit at Federal Home Loan Bank of Boston (“FHLBB”). Advances may be used to support general corporate purposes. The maximum amount available under these facilities will vary based on the borrower’s net admitted assets or reserve assets (total invested assets) and the lender’s underwriting criteria. Aspen Specialty’s maximum borrowing capacity available from FHLBB upon initial application is 15% of net admitted assets or approximately $250 million, and is subject to North Dakota approval. Under Texas state insurance law, without the prior consent of the Texas Department of Insurance, the amount of assets AAIC may pledge to secure debt obligations is limited to 10% of its reserve assets, resulting in a maximum borrowing capacity for AAIC under its FHLBB facility of approximately $174 million. Neither AAIC nor Aspen Specialty expects to draw on these facilities in the near future.
(vii)On November 5, 2021, Aspen Holdings entered into a letter of credit facility agreement. The letter of credit issued under this facility is the for the benefit of Aspen Bermuda, as beneficiary, and has been applied towards the eligible capital of Aspen Bermuda, and classified as ancillary Tier 3 capital of such entity, in accordance with applicable Bermuda laws and regulations. The total commitment under the facility is $100,000,000. A letter of credit in the full amount of the available commitment has been issued to Aspen Holdings under this facility.
(viii)On December 29, 2021, Aspen Holdings entered into a committed letter of credit facility agreement. The letter of credit issued under this facility is for the benefit of Aspen Bermuda, as beneficiary, and has been applied towards the eligible capital of Aspen Bermuda, and classified as ancillary Tier 3 capital of such entity, in accordance with applicable Bermuda laws and regulations. The total commitment under the facility is $75,000,000. A letter of credit in the full amount of the available commitment has been issued to Aspen Holdings under this facility.
(ix)On November 15, and 20, 2023, Aspen Bermuda and Aspen UK each signed a Global Master Repurchase Agreement with two selected banks to enable bilateral repurchase agreement to be entered, with cash and US Government Bonds as eligible collateral for the margin transfer. Advances may be used to support general corporate purposes. As of December 31, 2023, no active repurchase agreement has been entered with either of the banks.
The above credit facilities include certain restrictive covenants customary for facilities of this type, including restrictions on indebtedness, consolidated tangible net worth, and minimum financial strength ratings, with such financial covenants largely consistent with these set forth in the Credit Agreement. In addition, the agreements include default covenants, which could require the Company to fully secure the outstanding amounts thereunder and/or result in the Company not being allowed to issue any new letters of credit.
At December 31, 2023, no conditions of default existed under these facilities.
Debt Facilities
On July 26, 2023, the Company entered into a $300.0 million term loan facility at a borrowing rate of Term Secured Overnight Financing Rate (“SOFR”) plus an applicable margin, which will adjust depending on the form of the loan and long-term debt rating of Aspen Holdings, as determined by specified rating issuers from time to time. The Company drew down on the term loan on November 9, 2023 due November 9, 2026 (the “2026 Term Loan”) and the proceeds were used to settle the 2023 Senior Notes. Subject to applicable law, the 2026 Term Loan will be the senior unsecured obligations of Aspen Holdings and will rank equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The Company has recorded the long-term debt at amortized cost in the consolidated balance sheet. Interest incurred on the long-term debt is included within interest expense in the consolidated statement of operations. The interest expense for the twelve months ended December 31, 2023 was $3.0 million (December 31, 2022 —$Nil).
The following table summarizes our contractual obligations under long-term debt as at December 31, 2023.

	Payments Due By Period
Contractual Basis	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
	($ in millions)
Long-term Debt Obligations	$—	$300.0	$—	$—	$300.0